Segment reporting (Tables)	9 Months Ended
Sep. 30, 2022
Segment reporting [Abstract]
Total Revenues
The below table details the Company’s total revenues:
$ in thousands	Q3 2022	Q3 2021	9M 2022	9M 2021
Time charter revenues[1]	19,884	28,576	57,208	119,420
Voyage charter revenues	88,343	30,519	226,651	92,598
Shipping revenues	108,227	59,095	283,860	212,018
Other revenues[2]	1,711	-	2,392	-
Total revenues	109,938	59,095	286,251	212,018
[1]Time charter revenues are presented in accordance with IFRS 16 Leases, while the portion of time charter revenues related to technical management services, equaling $4.6 million in the third quarter of 2022, $8.8 million in the third quarter of 2021, $14.2 million in the first three quarters of 2022 and  $30.8 million in the first three quarters of 2021 is recognized in accordance with IFRS 15 Revenue from Contracts with Customers.
[2]Other revenues mainly relates to technical management services provided.